SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement	[ ] Confidential, For Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Municipals Trust
(on behalf of Eaton Vance Michigan Municipal Income Fund and Eaton Vance Rhode Island Municipal Income Fund)

(Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

IMPORTANT NOTICE REGARDING YOUR INVESTMENT
EATON VANCE MICHIGAN MUNICIPAL INCOME FUND

July 18, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Michigan Municipal Income Fund sent you a Notice of Special Meeting, proxy statement, prospectus and proxy card asking for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on Friday, August 12, 2011 at 2:30 p.m., Eastern Time, at Two International Place, Boston, Massachusetts 02110.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement that was previously mailed to you. To simplify matters, we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 864-7961.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

REGISTERED

IMPORTANT NOTICE REGARDING YOUR INVESTMENT
EATON VANCE MICHIGAN MUNICIPAL INCOME FUND

July 18, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Michigan Municipal Income Fund sent you a Notice of Special Meeting, proxy statement, prospectus and proxy card asking for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on Friday, August 12, 2011 at 2:30 p.m., Eastern Time, at Two International Place, Boston, Massachusetts 02110.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement that was previously mailed to you. To simplify matters, we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 864-7961.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

NOBO –

IMPORTANT NOTICE REGARDING YOUR INVESTMENT EATON VANCE MICHIGAN MUNICIPAL INCOME FUND

July 18, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Michigan Municipal Income Fund sent you a Notice of Special Meeting, proxy statement, prospectus and proxy card asking for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on Friday, August 12, 2011 at 2:30 p.m., Eastern Time, at Two International Place, Boston, Massachusetts 02110.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement that was previously mailed to you. To simplify matters, we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal, please call 1 (866) 864-7961.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

OBO –

IMPORTANT NOTICE REGARDING YOUR INVESTMENT
EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND

July 18, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Rhode Island Municipal Income Fund sent you a Notice of Special Meeting, proxy statement, prospectus and proxy card asking for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on Friday, August 12, 2011 at 2:30 p.m., Eastern Time, at Two International Place, Boston, Massachusetts 02110.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement that was previously mailed to you. To simplify matters, we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 864-7961.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

REGISTERED

IMPORTANT NOTICE REGARDING YOUR INVESTMENT
EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND

July 18, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Rhode Island Municipal Income Fund sent you a Notice of Special Meeting, proxy statement, prospectus and proxy card asking for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on Friday, August 12, 2011 at 2:30 p.m., Eastern Time, at Two International Place, Boston, Massachusetts 02110.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement that was previously mailed to you. To simplify matters, we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal or to vote your shares, please call 1 (866) 864-7961.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

NOBO –

IMPORTANT NOTICE REGARDING YOUR INVESTMENT
EATON VANCE RHODE ISLAND MUNICIPAL INCOME FUND

July 18, 2011

Dear Shareholder:

The Board of Trustees of Eaton Vance Rhode Island Municipal Income Fund sent you a Notice of Special Meeting, proxy statement, prospectus and proxy card asking for your vote on an important proposal affecting your Fund. The Special Meeting is scheduled to be held on Friday, August 12, 2011 at 2:30 p.m., Eastern Time, at Two International Place, Boston, Massachusetts 02110.

Detailed information about the Special Meeting and the proposal can be found in the proxy statement that was previously mailed to you. To simplify matters, we have included another copy of the proxy card for your review and convenience. Should you have any questions regarding the proposal, please call 1 (866) 864-7961.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

Thank you in advance for your participation.

OBO –